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                                                                  Exhibit 10.19d
                                    AMENDMENT


This Amendment made this 25th day of February, 2003, by and between Steven Hanson (the "Executive"), ON Semiconductor Corporation and Semiconductor Components Industries, L.L.C. (collectively, the "Company").

         WHEREAS, Company and Executive entered into an Agreement dated November 21, 2003;

         WHEREAS, Company and Executive wish to amend the Agreement,

         NOW THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive hereby agree as follows:

1. Section 2(d) is deleted in its entirety and the following is substituted therefore: "Company agrees to pay all premium cost associated with Executive's retiree medical and dental insurance from Motorola for a period of eighteen (18) months commencing with the December 2002 premium."

Except as otherwise amended above, all other provisions of the Agreement shall continue in full force and effect.

                                     ON SEMICONDUCTOR
                                     CORPORATION &
                                     SEMICONDUCTOR COMPONENTS
                                     INDUSTRIES, L.L.C.



                                     /s/ SONNY CAVE
                                     --------------------------------------
                                     Name:  Sonny Cave
                                     Title: Vice President and Secretary




                                     /s/ STEVEN HANSON
                                     --------------------------------------
                                     Steven Hanson